UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 11, 2008

Innovex, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-13143	41-1223933
(Commission File Number)	(I.R.S. Employer Identification No.)

3033 Campus Drive, Suite E180 Plymouth, MN	55441
(Address Of Principal Executive Offices)	(Zip Code)

(763) 383-4000
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 3 through 6, and 8 are not applicable and therefore omitted.

ITEM 2.02 Results of Operations and Financial Condition
ITEM 7.01 Regulation FD Disclosure

Innovex, Inc. (the “Company”) hereby furnishes a press release issued on December 11, 2008 disclosing updated guidance for first quarter of fiscal year 2009 that will end December 27, 2008, which update contains material non-public information regarding its first quarter of fiscal year 2009. Any preliminary results for the quarter are subject to the Company’s management and independent auditors’ customary quarterly review procedures.  The Company intends to issue a press release reporting final results of operations for the first quarter of fiscal year 2009 following the end of the quarter on December 27, 2008.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release issued on December 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVEX, INC.

		By:	/s/ Terry M. Dauenhauer
Terry M. Dauenhauer
Chief Executive Officer

Date:	December 11, 2008